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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

Date of Report (Date of earliest event reported) March 13, 1997
                                                (March 3, 1997)

                             TORCHMARK CORPORATION
            (Exact name of registrant as specified in its charter)

       Delaware                       1-8052                   63-0780404
(State or other jurisdiction    (Commission File           (I.R.S. Employer
   of incorporation)                  Number)              Identification No.)

         2001 Third Avenue South, Birmingham, Alabama            35233
          (Address of principal executive offices)           (Zip code)

Registrant's telephone number, including area code: (205) 325-4200

                                     None
         (Former name or former address, if changed since last report)

                           Index of Exhibits page 2.

                  Total number of pages in this report is 6.


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        Item 5. Other Events.

        Torchmark Corporation issued press releases dated March 3, March 10, and March 11, 1997, which updated litigation disclosures and which are incorporated herein by reference and attached hereto as exhibits.

        Item 7. Financial Statement and Exhibits

                (a) Financial Statements of businesses acquired.
                       Not applicable.

                (b) Pro forma financial information.
                       Not applicable.

                (c) Exhibits.

                                                                    Page
                                                                    ----
                    Torchmark Corporation Press Release               4
                        Dated March 3, 1997.

                    Torchmark Corporation Press Release               5
                        Dated March 10, 1997.

                    Torchmark Corporation Press Release               6
                        Dated March 11, 1997.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TORCHMARK CORPORATION


Date: March 13, 1997                    /s/ Michael J. Klyce
                                        --------------------------------
                                        Michael J. Klyce
                                        Vice President and Treasurer